Consolidated Statements of Operations - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2023	Sep. 30, 2022	Sep. 30, 2023	Sep. 30, 2022
Operating expenses:
Research and development	$ 1,189	$ 63	$ 2,186	$ 181
General and administrative	1,250	123	7,175	391
Total operating expenses	2,439	186	9,361	572
Loss from operations	(2,439)	(186)	(9,361)	(572)
Change in fair value of warrant liability	46	0	167	0
Other income	250	0	250	0
Interest income (expense), net	6	(165)	(2,089)	(376)
Net loss	$ (2,137)	$ (351)	$ (11,033)	$ (948)
Net loss per share of common stock, basic (in usd per share)	$ (0.52)	$ (0.39)	$ (3.83)	$ (1.06)
Net loss per share of common stock, diluted (in usd per share)	$ (0.52)	$ (0.39)	$ (3.83)	$ (1.06)
Weighted-average common shares outstanding, basic (in shares)	4,124,478	896,117	2,883,537	894,669
Weighted-average common shares outstanding, diluted (in shares)	4,124,478	896,117	2,883,537	894,669